Debt and Financing Arrangements	12 Months Ended
Dec. 28, 2014
Debt Disclosure [Abstract]
Debt and Financing Arrangements
Debt and Financing Arrangements
Short-term debt consisted of bank debt and other borrowings of $59 million, $144 million, and $1.14 billion as of December 28, 2014, December 29, 2013, and April 28, 2013, respectively. The weighted average interest rate was 7.5%, 2.1% and 1.4% and for the year ended December 28, 2014, December 29, 2013 and April 28, 2013, respectively. See below for further discussion of a short-term credit agreement entered into in April 2013.
Long-term debt was comprised of the following as of December 28, 2014, December 29, 2013 and April 28, 2013:

	Successor		Predecessor
	December 28, 2014	December 29, 2013	April 28, 2013
	(In millions)
$2.95 billion Term B-1 Loan	$2,769	$2,929	$—
$6.55 billion Term B-2 Loan	5,588	6,519	—
$3.10 billion 4.25% Second Lien Senior Secured Notes due 2020	3,100	3,100	—
Other U.S. Dollar Debt due May 2013 — November 2034 (0.94%—7.96%)	10	11	26
Other Non-U.S. Dollar Debt due May 2013 — May 2023 (3.50%—11.00%)	53	70	56
5.35% U.S. Dollar Notes due July 2013	—	—	500
8.0% Heinz Finance Preferred Stock due July 2013	—	—	350
Japanese Yen Credit Agreement due December 2013 (variable rate)	—	—	163
U.S. Dollar Private Placement Notes due May 2014 — May 2021 (2.11% - 4.23%)	—	—	500
Japanese Yen Credit Agreement due October 2015 (variable rate)	—	—	153
U.S. Dollar Private Placement Notes due July 2016 — July 2018 (2.86% - 3.55%)	—	—	100
2.00% U.S. Dollar Notes due September 2016	58	58	300
1.50% U.S. Dollar Notes due March 2017	18	18	300
U.S. Dollar Remarketable Securities due December 2020	—	—	119
3.125% U.S. Dollar Notes due September 2021	34	34	396
2.85% U.S. Dollar Notes due March 2022	6	6	300
$235 million 6.375% U.S. Dollar Debentures due July 2028	257	258	231
£125 million 6.25% British Pound Notes due February 2030	206	219	192
$437 million 6.75% U.S. Dollar Notes due March 2032	475	477	435
$931 million 7.125% U.S. Dollar Notes due August 2039	1,023	1,027	628
	13,597	14,726	4,749
Hedge Accounting Adjustments (See Note 17)	—	—	122
Less portion due within one year	(11)	(108)	(1,023)
Total long-term debt	$13,586	$14,618	$3,848
Weighted-average interest rate on long-term debt, including the impact of applicable interest rate swaps	4.02%	4.01%	4.07%

Senior Credit Facilities
The Senior Credit Facilities are with a syndicate of banks and other financial institutions and provides financing of up to $9.5 billion and consisted of (i)(a) term B-1 loans in an aggregate principal amount of $2.95 billion (the “B-1 Loans”) and (b) term B-2 loans in aggregate principal amount of $6.55 billion (the “B-2 Loans”) in each case under the new senior secured term loan facilities (the “Term Loan Facilities”) and (ii) revolving loans of up to $2.0 billion (including revolving loans, swingline loans and letters of credit), a portion of which may be denominated in Euro, Sterling, Australian Dollars, Japanese Yen or New Zealand Dollars, under the new senior secured revolving loan facilities (the “Revolving Credit Facilities” and, together with the Term Loan Facilities, the "Senior Credit Facilities"). Concurrently with the consummation of the 2013 Merger, the full amount of the term loan was drawn, and no revolving loans were drawn. During the fourth quarter of 2014, Heinz repaid $133 million of the B-1 Loans and $867 million of the B-2 Loans outstanding. In addition, in the first quarter of 2015, Heinz issued $2.0 billion in aggregate principal amount of 4.875% Second Lien Senior Secured Notes due 2025. The net proceeds from this offering were used to repay $650 million of the B-1 Loans and $1,310 million of the B-2 Loans outstanding.

Borrowings under the Term Loan Facilities have tranches of 6 and 7 year maturities and fluctuating interest rates based on, at Heinz's election, base rate or LIBOR plus a spread on each of the tranches, with respective spreads ranging from 125-150 basis points for base rate loans with a 2% base rate floor and 225-250 basis points for LIBOR loans with a 1% LIBOR floor. Loans under the revolving credit facilities have 5 year maturities and a fluctuating interest rate based on, at Heinz's election, base rate or LIBOR, with respective spreads ranging from 50-100 basis points for base rate loans and 150-200 basis points for LIBOR loans, on which nothing is currently drawn.

The obligations of Heinz under the Senior Credit Facilities are guaranteed by Holdings and each direct and indirect, existing and future, domestic material wholly-owned restricted subsidiary of Heinz. The Senior Credit Facilities and any swap agreements and cash management arrangements provided by any party to the Senior Credit Facilities or any of its affiliates are expected to be secured on a first priority basis by a perfected security interest in substantially all of Heinz's and each guarantor's tangible and intangible assets (subject to certain exceptions), including U.S. registered intellectual property, owned real property above a value to be agreed and all of the capital stock of the borrower and all capital stock directly held by the borrower or any subsidiary guarantor of each of its wholly-owned material restricted subsidiaries (limited to 65% of the capital stock of foreign subsidiaries).

The Senior Credit Facilities contain a number of customary affirmative and negative covenants that, among other things, limits or restricts the ability of Heinz and its restricted subsidiaries to incur additional indebtedness (including guarantee obligations); incur liens; engage in mergers, consolidations, liquidations and dissolutions (other than the 2013 Merger); sell assets; pay dividends and make other payments in respect of capital stock; make acquisitions, investments, loans and advances; pay and modify the terms of certain indebtedness; engage in certain transactions with affiliates; enter into negative pledge clauses and clauses restricting subsidiary distributions; and change its line of business.

In addition, under the Revolving Credit Facilities, Heinz is required to comply with a specified first lien senior secured leverage ratio to the extent any loans are outstanding under the New Revolving Credit Facility or Letters of Credit issued and outstanding thereunder exceed $50 million as of the end of any fiscal quarter. The Senior Credit Facilities also contains certain customary representations and warranties, affirmative covenants and events of default. As of December 28, 2014, Heinz is in compliance with these credit facility covenants.

4.25% Second Lien Senior Secured Notes ("Exchange Notes")
On April 1, 2013, in connection with the 2013 Merger, Merger Subsidiary completed the private placement of $3.1 billion aggregate principal amount of 4.25% Exchange Notes to initial purchasers for resale by the Initial Purchasers to qualified institutional buyers pursuant to Rule 144A under the Securities Act and to persons outside the United States under Regulation S of the Securities Act. The Exchange Notes were issued pursuant to an indenture (the “Indenture”), dated as of April 1, 2013, by and among Merger Subsidiary, Holdings and Wells Fargo Bank, National Association, as trustee (in such capacity, the “Trustee”) and as collateral agent (in such capacity, the “Collateral Agent”).

On June 7, 2013, the H. J. Heinz Company, certain of its direct and indirect wholly owned domestic subsidiaries (the “Guarantors”), the Trustee and the Collateral Agent entered into a supplemental indenture (the “Supplemental Indenture”) to the Indenture pursuant to which the H. J. Heinz Company assumed all of the obligations of Merger Subsidiary as issuer of the Exchange Notes. Also on June 7, 2013, in connection with the 2013 Merger, we executed a Joinder Agreement (the “Purchase Agreement Joinder”) to the Purchase Agreement, dated March 22, 2013 (the “Purchase Agreement”), among Merger Subsidiary, Parent and the several initial purchasers named in the schedule thereto (the “Initial Purchasers”), relating to the issuance and sale by Merger Subsidiary to the Initial Purchasers of $3.1 billion in aggregate principal amount of the Exchange Notes, pursuant to which the H. J. Heinz Company and certain of its subsidiaries became parties to the Purchase Agreement.

Interest on the Exchange Notes accrues at the rate of 4.25% per annum and is payable, in cash, semi-annually in arrears on each date April 15 and October 15, beginning on October 15, 2013, to holders at the close of business on April 1 and October 1 immediately preceding the applicable interest payment date. Interest on the Exchange Notes accrues from and includes the most recent date to which interest has been paid or, if no interest has been paid, from and including the date of issuance. Interest is computed on the basis of a 360-day year consisting of twelve 30-day months. Each interest period will end on (but not include) the relevant interest payment date.

The Exchange Notes are jointly and severally, unconditionally guaranteed on a senior secured basis, by Holdings and each direct and indirect, existing and future, domestic material 100% owned restricted subsidiary that guarantee our obligations under the Senior Credit Facilities.

The Indenture (as supplemented by the Supplemental Indenture) limits the ability of Heinz and its restricted subsidiaries to incur additional indebtedness or guarantee indebtedness; create liens or use assets as security in other transactions; declare or pay dividends, redeem stock or make other distributions to stockholders; make investments; merge or consolidate, or sell, transfer, lease or dispose of substantially all of our assets; enter into transactions with affiliates; sell or transfer certain assets; and agree to certain restrictions on the ability of restricted subsidiaries to make payments to us. We are in compliance with these covenants as of December 28, 2014.

The Exchange Notes can be redeemed at any time prior to April 15, 2015 by paying a make-whole premium, plus accrued and unpaid interest to the redemption date. We may redeem all or part of the Exchange Notes at any time after April 15, 2015 at the following percentages: 2015: 102.125%, 2016: 101.0625%, 2017 and thereafter: 100%. In addition, at any time prior to April 15, 2015, we may redeem up to 40% of the aggregate principal amount of the Exchange Notes at a redemption price equal to 104.25% of the principal amount thereof plus accrued and unpaid interest, if any, to the redemption date, with the net cash proceeds from certain equity offerings.

If Heinz experiences a change of control, the holders of the Exchange Notes have the right to require Heinz to offer to repurchase the Exchange Notes at a purchase price equal to 101% of their aggregate principal amount plus accrued and unpaid interest and additional amounts, if any, to the date of such repurchase.

Heinz was required to cause an exchange offer registration statement for the Exchange Notes to be declared effective by the SEC under the Securities Act and to consummate the exchange offer not later than 365 days after the 2013 Merger closing date. Holdings filed a Registration Statement for such an exchange offer on such Exchange Notes which became effective on May 7, 2014.

Financing implications of the acquisition on our existing debt
A substantial portion of the H. J. Heinz Company's indebtedness was subject to acceleration upon a change of control or required the H. J. Heinz Company to offer holders the option to repurchase such indebtedness from such holders (assuming such change of control triggered certain downgrades in the ratings of the H. J. Heinz Company's debt).  On June 7, 2013 certain outstanding indebtedness of the H. J. Heinz Company that were not subject to acceleration upon a change of control and that either did not contain change of control repurchase obligations or the holders did not elect to have such indebtedness repurchased in a change of control offer remain outstanding.
On March 13, 2013, the H. J. Heinz Company launched a successful consent solicitation relating to the 7.125% Notes due 2039 seeking a waiver of the change of control provisions as applicable to the 2013 Merger Agreement and as a result those notes remain outstanding as of December 28, 2014.
Debt issuance costs
As of December 28, 2014, unamortized debt issuance costs related to new borrowings under our current Senior Credit Facilities and the Exchange Notes were $321 million, collectively. Amortization of debt issuance costs recorded were $49 million for the period ending December 28, 2014, $29 million for the period February 8, 2013 to December 29, 2013, and $1 million for the Predecessor period. These costs are amortized on a straight-line basis or using the effective interest method, as appropriate, over the respective term of debt to which they specifically relate. During the fourth quarter of 2014, Heinz wrote off $15 million of deferred debt issuance costs as a result of the repayment of the B-1 Loans and the B-2 Loans.

Total long term debt matures as follows:

	2015	2016	2017	2018	2019	There After	Total
	(In millions)
Maturity /Retirements	$11	$82	$32	$4	$2,774	$10,693	$13,596

Other information
During the first quarter of Fiscal 2013, the H. J. Heinz Company terminated its variable rate three year 15 billion Japanese yen denominated credit agreement that was due October 2012, and settled the associated swap, which had an immaterial impact to Heinz's consolidated statement of income. In addition, the H. J. Heinz Company entered into a new variable rate three year 15 billion Japanese yen denominated credit agreement. The proceeds were swapped to $189 million U.S. dollars and the interest rate was fixed at 2.22%. This credit agreement was terminated in the Predecessor period April 29, 2013 to June 7, 2013.
At April 28, 2013, the H. J. Heinz Company had a $1.5 billion credit agreement which expires in June 2016. This credit agreement supported the H. J. Heinz Company's commercial paper borrowings. In April 2013, the H. J. Heinz Company entered into a new $1.5 billion 1.28% credit agreement under which it borrowed $1.1 billion primarily to pay off all of the outstanding commercial paper. Both credit agreements were terminated on June 7, 2013 in conjunction with the closing of the 2013 Merger. Heinz has $156 million of foreign lines of credit available at December 28, 2014.
Certain of Heinz's debt agreements contain customary covenants, including a leverage ratio covenant. Heinz was in compliance with all of its covenants as of December 28, 2014, December 29, 2013 and April 28, 2013.
During the third quarter of Fiscal 2012, the H. J. Heinz Company remarketed the remaining $119 million remarketable securities at a rate of 6.049%. On the same date, the H. J. Heinz Company entered into a total rate of return swap with a notional amount of $119 million as an economic hedge to reduce the interest cost related to these remarketable securities. See Note 17 for further details. As a result of the 2013 Merger, the remarketable securities were repaid and the associated total rate of return swap was terminated.
Financing Arrangements
On May 28, 2014, Heinz entered into an amendment of the $175 million U.S. accounts receivable securitization program that extended the term until May 27, 2015. As a result of the amendment, the limit has been reduced to $150 million and Heinz now accounts for transfers of receivables pursuant to this program as a sale and removes them from the consolidated balance sheet. For the sale of receivables under the program, Heinz receives cash consideration of up to $150 million and a receivable for the remainder of the purchase price (the "Deferred Purchase Price"). Prior to this amendment and subsequent to a May 31, 2013 amendment, Heinz accounted for transfers of receivables pursuant to this program as secured borrowings, and the receivables sold pursuant to this program were included on the balance sheet as trade receivables, along with the Deferred Purchase price. The amount of trade receivables included on the balance sheet at December 29, 2013 which were acting as collateral for these borrowings was $140 million.
On August 29, 2014, Heinz entered into a new $70 million Australian dollar and $50 million New Zealand dollar accounts receivable factoring program with a bank, replacing an existing arrangement with a different bank. These limits are net of the Deferred Purchase Price. This is a one year agreement that automatically continues after one year until either Heinz or the bank decides to terminate it. Heinz accounts for transfers of receivables pursuant to this program as a sale, and removes them from the consolidated balance sheet. For the sale of receivables under the program, Heinz receives cash consideration of up to $70 million Australian dollars and $50 million New Zealand dollars and a receivable for the Deferred Purchase Price.
On December 18, 2014, Heinz entered into a new €120 million European accounts receivable factoring program. Heinz accounts for transfers of receivables pursuant to this program as a sale, and it removes them from the consolidated balance sheet. For the sale of receivables under the program, Heinz receives cash consideration of up to ninety-five percent of €120 million facility and records a receivable from the bank (Deferred Purchase Price) for the remainder.
The cash consideration and carrying amount of receivables removed from the consolidated balance sheets in connection with the above programs were $284 million, $130 million and $401 million as of December 28, 2014, December 29, 2013 and April 28, 2013, respectively. The fair value of the Deferred Purchase Price was $161 million, $32 million and $84 million as of December 28, 2014, December 29, 2013 and April 28, 2013, respectively. The Deferred Purchase Price is included as a trade receivable on the consolidated balance sheets and has a carrying value which approximates fair value as of December 28, 2014, December 29, 2013 and April 28, 2013 due to the nature of the short-term underlying financial assets. The proceeds from these sales are recognized on the statements of cash flows as a component of operating activities. Heinz acts as servicer for these arrangements. Heinz has not recorded any servicing assets or liabilities as of December 28, 2014, December 29, 2013 and April 28, 2013 for these arrangements because the fair value of these servicing arrangements as well as the fees earned were not material to the financial statements.